UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM N-CSR

              CERTFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                   Investment Company Act file number: 811-604

                     Washington Mutual Investors Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

       Registrant's telephone number, including area code: (202) 842-5665

                     Date of fiscal year end: April 30, 2003

                    Date of reporting period: April 30, 2003


                              Howard L. Kitzmiller
                        Washington Management Corporation
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

                                   Copies to:
                            JOHN JUDE O'DONNELL, Esq.
                  THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
                      1212 New York Avenue, Suite 100, N.W.
                             Washington, D.C. 20005
                          (Counsel for the Registrant)





Item 1 - Report to Stockholders

(graphic American Funds Logo)

The right choice for the long term(R)

Washington Mutual Investors Fund

(graphic Cherry Blossoms/ Washinton Monument)

Annual report for the year ended April 30, 2003

Washington Mutual Investors Fund(SM)

Washington Mutual Investors Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company(SM), the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Washington Mutual Investors Fund seeks to provide income and growth of principal through investments in quality common stocks.

Contents

Letter to shareholders                                 1
Investment adviser's report                            2
The value of a long-term perspective                   3
Preparing for a healthy harvest:
  Renewed interest in dividends                        6
Investment portfolio                                  12
Financial statements                                  19
Fund Directors, Advisory Board and other officers     32

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Since this shareholder report is for the Fund's fiscal year ended April 30, 2003, most results in this report are measured as of that date. For example, for the one-year period ended April 30, 2003, the Fund was down 13.36%. We also report returns with all distributions reinvested for periods ended March 31, 2003 (the most recent calendar quarter), with and without payment of the 5.75% maximum sales charge at the beginning of the stated periods. Here are both sets of results:

Class A shares, for periods ended March 31, 2003 1 year 5 years 10 years Average annual compound return,
  with maximum sales charge                          -26.37%    -1.89%   + 9.38%
Average annual compound return, at net asset value   -21.88%    -0.72%   +10.02%

Results for other share classes can be found on page 31. For the most current investment results, please refer to americanfunds.com. Please see page 34 for important information about other share classes.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity.


Fellow shareholders:

Your Fund's 2003 fiscal year, which ended on April 30, was one of the most difficult for common stock investments in Washington Mutual's 51-year history. Both the Fund and the stock market suffered from terrorism's adverse effects on American business here and around the world.

As a result, during the fiscal period from April 30, 2002 to April 30, 2003, the value of an investment in Washington Mutual declined by 13.4%, assuming reinvestment of income dividends totaling 54 cents a share and a long-term capital gain distribution of 4 cents a share. These results were almost exactly in line with the unmanaged Standard & Poor's 500 Composite Index, which declined by 13.3%, with dividends reinvested. On page 2, you will find more details in a discussion by our investment adviser, Capital Research and Management Company.

Over longer periods, your Fund's adherence to strict investment standards, coupled with experienced management, has produced above-average returns. Longer term results reflect a stronger relative performance as follows:

Average annual compound returns

                    1 year    5 years  10 years  Lifetime

Washington Mutual   -13.4%     +0.8%    +10.9%    +12.7%
S&P 500             -13.3%    - 2.4%     +9.7%    +11.2%

The recent increased emphasis on dividends argues well for your Fund's performance in both the near and long term. Over the years, Washington Mutual's return has been helped by its focus on the dividend-paying abilities of the companies in the Fund's portfolio. Reinvestment of income has always contributed significantly to Washington Mutual's total return, and should continue to be very important in future years.

Earlier this year, many of the companies in the Fund's portfolio urged support for proposals in Congress to reduce or eliminate taxation of dividends. The relief bill signed by President Bush on May 28, 2003 has already favorably affected the share prices of many strong dividend-paying stocks. The new 15% maximum tax rate on qualified dividend income to individuals is retroactive to January 1, 2003. The maximum tax on long-term capital gains is now 15% and applicable to gains realized on and after May 6, 2003.

Since our last report to you six months ago, eight new companies have appeared in the portfolio: Automatic Data Processing, Carnival, CenturyTel, EOG Resources, NiSource, Temple-Inland, Tyco International, and Unilever. Seven securities have been eliminated: CSX, Eastman Kodak, Ford Motor, Goodyear Tire & Rubber, Harris, MGIC Investment, and Royal Dutch Petroleum. Pharmacia no longer appears because of its merger into Pfizer. At fiscal year-end, the number of companies held totaled 161.

Since the conclusion of the war in Iraq - near the close of your Fund's fiscal year - share prices have rebounded considerably and consumer confidence has improved. With a continued low interest rate environment, your management is hopeful that a steady improvement in business conditions will ensue.

We encourage you to work with your financial adviser and employer to review the many improved options for tax deferred savings that have become available to you over the past two years. This year you can contribute $12,000 to your 401(k), 403(b), or 457 account. This amount increases $1,000 each year through 2006. Those of you 50 and older can add $2,000 to your company retirement plan beyond the general contribution limit. If your employer offers a SIMPLE IRA, you can defer up to $8,000 in 2003. This amount increases $1,000 for each of the next two years. Contribution limits on IRAs have increased to $3,000 in 2002, $4,000 in 2005, and $5,000 in 2008. Individuals over 50 can add $500 more to their IRA contribution and $1,000 more beginning in 2006. A powerful savings tool that exists for educational savings is CollegeAmerica, a Section 529 plan that provides a tax-advantaged way to help meet the increasing cost of higher education.

We are pleased to welcome the many new shareholders who have joined us during the turbulent investment environment over the past year. Questions and comments from shareholders are always welcome.

Cordially,
(signature)
James H. Lemon, Jr.,
Chairman of the Board

(signature)
Harry J. Lister,
Vice Chairman of the Board

(signature)
Jeffrey L. Steele,
President of the Fund

June 11, 2003
(graphic Washington Monument)

Investment adviser's report

During fiscal 2003, share prices suffered from concerns about the impact of turmoil in the Middle East, volatile oil prices, unusually harsh winter weather and a sluggish U.S. economy. Continued media coverage of corporate malfeasance and accounting scandals also dampened investors' enthusiasm for stocks. Even the quality equities held by Washington Mutual Investors Fund were affected by these events.

In this negative environment, the value of an investment in the Fund, with dividends reinvested, fell 13.4%, about the same as the unmanaged Standard & Poor's 500 Composite Index, which declined 13.3%, and the Lipper Growth and Income Fund Index, which fell 13.3%. The Fund outpaced the Lipper Large-Cap Value Fund Index, which slipped 15.1%. These results placed the Fund in the top 26% (308th of 1,191) of all growth-and-income funds for the year. Over long periods, the Fund did even better; Washington Mutual ranked in the top 16% (107th of 704) of all growth-and-income funds for the past five years, and in the top 10% (22nd of 223) for the past 10 years.

It was the first time in the Fund's 51-year history that the broad stock market, as represented by the S&P 500, showed a decline for three consecutive fiscal years. For investors concerned with preserving their capital in a bear market, the Fund's record over that period may be even more important than its one-year results. A shareholder invested in the Fund for the three years ended April 30, 2003, for example, would have experienced a small decline of 2.4%, with dividends reinvested. This is a sharp contrast with the 22.3% decline of the average growth-and-income fund and the 16.5% loss of the average large-cap value fund, according to Lipper. The S&P 500 fared even worse, showing a loss of 34.1%, and the technology-heavy Nasdaq Composite Index tumbled 62.1%. (These returns are cumulative over the three-year period.)

The Fund's highly disciplined approach to investing, which focuses primarily on companies with strong balance sheets and consistent records of paying dividends, has served as a buffer against stock market declines. This approach again proved its merit in difficult markets; the Fund has done better than the S&P 500 in each of the 12 major stock market declines since the Fund's inception in 1952.


The economic picture
The U.S. economy completed its sixth quarter of recovery from recession as of March 31, 2003, but its performance in the past two quarters has decelerated. Growth in consumer spending slowed in the first quarter of this year and corporations cut capital spending. The economy grew at a 1.9% annual rate in the first quarter of 2003, barely up from a 1.4% pace in the fourth quarter of 2002. For the full calendar year of 2002, the economy grew 2.4%. Concerns about the war in Iraq and rising oil prices hurt. On the positive side, the housing market remained healthy and interest rates hovered at their lowest levels in decades.

The Fund's investments

The fiscal year began with the stock market slipping to a new low in July; it rallied in August and tumbled in September, bottoming on October 9. Stocks fell in January, February and early March but rallied after the coalition forces' success in the war in Iraq. As a result, April 2003 - the last month of the fiscal year - turned out to be the best month of the period for Washington Mutual, with a return of almost 8%.

The Fund's six largest industry positions at fiscal year-end as a percentage of net assets were: Banks (10.8%), Pharmaceuticals (9.7%), Electric utilities (8.0%), Oil & gas (7.6%), Diversified telecommunication services (6.8%), and Diversified financial services (5.2%).

One positive note during the year was the renewed interest in dividends. More than 80 companies in the S&P 500 increased their dividends in the first four months of 2003, and five companies initiated dividend payments. Even the software giant Microsoft began paying a small dividend. More dividend-paying companies potentially means more investment opportunities for Washington Mutual, as it increases the number of companies from which the Fund's managers can select.

We will continue our strategy of seeking to invest in quality companies that meet strict standards of financial soundness, including a consistent record of paying dividends. This approach has served the Fund well in all kinds of markets, and we believe it will continue to do so in the years ahead.

- Capital Research and Management Company

The value of a long-term perspective

(graph showing growth of a $10,000 investment in Consumer Price Index, Average Savings Institution, Washington Mutual with dividends taken in cash, S&P 500 with dividends reinvested, and Washington Mutual with dividends reinvested)

How a $10,000 investment in Washington Mutual Investors Fund grew

This chart shows how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 2003.

As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $4,050,310. Over the same period, that $10,000 would have grown to $2,138,513 in the unmanaged Standard & Poor's 500 Composite Index of U.S. common stocks. According to the Consumer Price Index, it now requires $68,839 to purchase what $10,000 would have bought on July 31, 1952. In the average savings institution, $10,000 with interest compounded would have grown to $126,594.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since April 30, 1993. At that time, according to the table, the value of the investment illustrated here was $1,442,389. Since then it has gone up nearly threefold to $4,050,310. Thus, in the same 10-year period, the value of your 1993 investment
- regardless of its size - has increased nearly threefold.

Average annual compound returns

(based on a $1,000 investment with all distributions reinvested)

For periods ended April 30, 2003

Class A shares
reflecting 5.75% maximum sales charge/1/

1 year              -18.34%
5 years              -0.38%
10 years            +10.22%


/1/ Sales charges are lower for investments of $25,000 or more.



Year      CAPITAL VALUE/3/             TOTAL VALUE/2/
ended         Dividends in                  Dividends             TOTAL
April 30             Cash  WMIF/1/,/3/     Reinvested WMIF/1/,/2 RETURN   S&P500  CPI/5/

07/31/52                       $9,425                    $9,425          $10,000 $10,000
1953/6/               $170      9,161            $170     9,330    -6.7%  10,094   9,963
1954                   434     10,773             449    11,494    23.2   12,282  10,037
1955                   500     14,665             542    16,288    41.7   17,295  10,000
1956                   580     17,851             654    20,565    26.3   22,938  10,075
1957                   647     18,304             756    21,877     6.4   22,520  10,449
1958                   680     16,928             825    21,055    -3.8   22,269  10,824
1959                   701     24,125             885    31,071    47.6   30,569  10,861
1960                   728     21,871             948    29,041    -6.5   29,850  11,049
1961                   815     26,300           1,097    36,167    24.5   37,071  11,161
1962                   824     26,592           1,146    37,654     4.1   38,158  11,311
1963                   891     28,838           1,279    42,278    12.3   42,296  11,423
1964                   923     31,149           1,369    47,109    11.4   49,698  11,573
1965                   956     36,940           1,462    57,490    22.0   57,450  11,760
1966                 1,048     38,487           1,648    61,603     7.2   60,563  12,097
1967                 1,176     39,424           1,906    65,270     6.0   64,731  12,397
1968                 1,331     42,481           2,231    72,692    11.4   69,365  12,884
1969                 1,516     48,408           2,627    85,576    17.7   75,988  13,596
1970                 1,605     39,049           2,874    71,603   -16.3   61,834  14,419
1971                 1,711     48,769           3,193    93,387    30.4   81,718  15,019
1972                 1,779     47,991           3,455    95,521     2.3   87,267  15,543
1973                 1,818     43,290           3,671    89,522    -6.3   89,214  16,330
1974                 1,858     40,682           3,907    87,956    -1.7   77,959  17,978
1975                 2,185     42,855           4,828    98,315    11.8   79,061  19,813
1976                 2,350     53,771           5,498   129,949    32.2   95,785  21,011
1977                 2,510     55,449           6,171   140,348     8.0   96,702  22,472
1978                 2,658     54,228           6,849   144,340     2.8  100,121  23,933
1979                 2,870     58,180           7,785   163,075    13.0  110,959  26,442
1980                 3,203     56,032           9,167   165,848     1.7  122,446  30,337
1981                 4,784     72,410          14,603   230,424    38.9  160,796  33,371
1982                 4,097     69,851          13,327   235,768     2.3  148,977  35,543
1983                 4,497    101,855          15,517   362,293    53.7  221,825  36,929
1984                 4,840    100,116          17,527   373,509     3.1  225,698  38,614
1985                 5,465    115,473          20,783   452,498    21.1  265,541  40,037
1986                 6,110    152,209          24,380   623,768    37.9  361,778  40,674
1987                 6,781    180,960          28,228   771,949    23.8  457,672  42,210
1988                 7,116    167,083          30,815   742,856    -3.8  427,911  43,858
1989                 6,183    198,139          27,838   911,609    22.7  525,847  46,105
1990                 8,920    202,429          41,689   971,051     6.5  581,168  48,277
1991                 9,136    222,016          44,574 1,113,747    14.7  683,361  50,637
1992                 8,319    244,607          42,315 1,272,372    14.2  779,015  52,247
1993                 8,468    268,131          44,625 1,442,389    13.4  850,855  53,933
1994                 8,583    266,513          46,719 1,479,112     2.5  896,027  55,206
1995                 9,790    301,054          55,060 1,730,694    17.0 1,052,264 56,891
1996                10,008    381,514          58,187 2,256,894    30.4 1,369,880 58,539
1997                10,506    455,551          62,763 2,763,032    22.4 1,714,024 60,000
1998                11,033    628,864          67,443 3,890,253    40.8 2,417,442 60,861
1999                11,527    707,654          71,812 4,458,483    14.6 2,945,129 62,247
2000                11,935    646,507          75,684 4,148,130    -7.0 3,243,332 64,157
2001                13,153    719,687          85,030 4,709,580    13.5 2,822,817 66,255
2002                13,116    700,823          86,458 4,674,962    -0.7 2,466,687 67,341
2003                13,345    593,597          89,753 4,050,310   -13.4 2,138,513 68,839



/1/ These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/ Total value includes reinvested dividends of $1,142,522 and reinvested capital gain distributions of $1,962,596.

/3/ Capital value includes reinvested capital gain distributions of $357,586 but does not reflect income dividends of $236,178 taken in cash.

/4/ With all interest compounded. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

/5/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/6/ Since the Fund's inception on July 31, 1952.

Fiscal year ended April 30   1953<F6>      1954      1955      1956      1957      1958      1959      1960      1961      1962
Capital value<F3>
Dividends in cash             $   170       434       500       580       647       680       701       728       815       824
Value at year-end<F1>         $ 9,161    10,773    14,665    17,851    18,304    16,928    24,125    21,871    26,300    26,592
Total value<F2>
Dividends reinvested          $   170       449       542       654       756       825       885       948     1,097     1,146
Value at year-end<F1>         $ 9,330    11,494    16,288    20,565    21,877    21,055    31,071    29,041    36,167    37,654
WMIF total return              (6.7)%      23.2      41.7      26.3       6.4     (3.8)      47.6     (6.5)      24.5       4.1

Fiscal year ended April 30       1963      1964      1965      1966      1967      1968      1969      1970      1971      1972
Capital value<F3>
Dividends in cash                 891       923       956     1,048     1,176     1,331     1,516     1,605     1,711     1,779
Value at year-end<F1>          28,838    31,149    36,940    38,487    39,424    42,481    48,408    39,049   ,48,769    47,991
Total value<F2>
Dividends reinvested            1,279     1,369     1,462     1,648     1,906     2,231     2,627     2,874     3,193     3,455
Value at year-end<F1>          42,278    47,109    57,490    61,603    65,270    72,692    85,576    71,603    93,387    95,521
WMIF total return                12.3      11.4      22.0       7.2       6.0      11.4      17.7    (16.3)      30.4       2.3

Fiscal year ended April 30       1973      1974      1975      1976      1977      1978      1979      1980      1981      1982
Capital value<F3>
Dividends in cash               1,818     1,858     2,185     2,350     2,510     2,658     2,870     3,203     4,784     4,097
Value at year-end<F1>          43,290    40,682    42,855    53,771    55,449    54,228    58,180    56,032    72,410    69,851
Total value<F2>
Dividends reinvested            3,671     3,907     4,828     5,498     6,171     6,849     7,785     9,167    14,603    13,327
Value at year-end<F1>          89,522    87,956    98,315   129,949   140,348   144,340   163,075   165,848   230,424   235,768
WMIF total return               (6.3)     (1.7)      11.8      32.2       8.0       2.8      13.0       1.7      38.9       2.3

Fiscal year ended April 30       1983      1984      1985      1986      1987      1988      1989      1990      1991      1992
Capital value<F3>
Dividends in cash               4,497     4,840     5,465     6,110     6,781     7,116     6,183     8,920     9,136     8,319
Value at year-end<F1>         101,855   100,116   115,473   152,209   180,960   167,083   198,139   202,429  ,222,016   244,607
Total value<F2>
Dividends reinvested           15,517    17,527    20,783    24,380    28,228    30,815    27,838    41,689    44,574    42,315
Value at year-end<F1>         362,293   373,509   452,498   623,768   771,949   742,856   911,609   971,051 1,113,747 1,272,372
WMIF total return                53.7       3.1      21.1      37.9      23.8     (3.8)      22.7       6.5      14.7      14.2

Fiscal year ended April 30       1993      1994      1995      1996      1997      1998      1999      2000      2001      2002
Capital value<F3>
Dividends in cash               8,468     8,583     9,790    10,008    10,506    11,033    11,527    11,935    13,153    13,116
Value at year-end<F1>         268,131   266,513   301,054   381,514   455,551   628,864   707,654   646,507   719,687   700,823
Total value<F2>
Dividends reinvested           44,625    46,719    55,060    58,187    62,763    67,443    71,812    75,684    85,030    86,458
Value at year-end<F1>       1,442,389 1,479,112 1,730,694 2,256,894 2,763,032 3,890,253 4,458,483 4,148,130 4,709,580 4,674,962
WMIF total return                13.4       2.5      17.0      30.4      22.4      40.8      14.6     (7.0)      13.5     (0.7)

Fiscal year ended April 30       2003
Capital value<F3>
Dividends in cash              13,345
Value at year-end<F1>         593,597
Total value<F2>
Dividends reinvested           89,753
Value at year-end<F1>       4,050,310
WMIF total return              (13.4)

Fund's lifetime  average annual compound  return:
12.6%<F1>

During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results that may be realized from an investment made in the Fund today. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results. The results shown are before taxes on Fund distributions and sale of Fund shares.

<F1> These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

<F2> Total value includes reinvested dividends of $1,142,522 and reinvested capital gain  distributions of $1,962,596.

<F3> Capital value includes reinvested capital gain distributions of $357,586 but does not  reflect  income dividends of $236,178 taken in cash.

<F4> With all interest compounded. Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

<F5> Computed from data supplied by the U.S. Department of Labor, Bureau   of
Labor Statistics.

<F6>Since the Fund's inception on July 31, 1952.


(graphic garden; caption from subsequent page follows)

The lower garden at Mount Vernon, Virginia, was established by George Washington in 1761. Crops are still harvested today - a testament to Washington's legacy.

Preparing for a healthy harvest:
Renewed interest in dividends

"Dividends are the ultimate proof that stocks are not just pieces of paper but represent ownership in real businesses."

- Bernard J. Nees, the Fund's founder

During the past two decades, the appeal of dividends faded as many investors - and more than a few companies - focused solely on growth. Now the trend seems to be reversing, and the market is rediscovering the important role of dividends. In late May, Congress lowered the maximum Federal tax rate on qualified dividend income to 15% from what had been 30% or higher for many investors.

When a company pays a dividend, shareholders receive a reward they can put in their pockets. If a company doesn't pay a dividend, shareholders are rewarded only if the stock price has gone up and they sell the stock.

What's more, when the market is stagnant or declining, share prices of dividend payers have tended to be more stable than those of non-payers. The reliable return from dividend income can help to provide something like a "floor" - a level where investors will tend to hold shares even if prospects for price appreciation are murky.

These advantages add up. Over the past 50 calendar years, dividends have accounted for roughly a third of the average annual compound return from an investment in stocks, as measured by Standard & Poor's 500 Composite Index. Much of that contribution reflects the advantage of compounding. Income from dividends can earn more income, and that income can earn income, and so on.

Your Fund's tough standard for dividends

Washington Mutual Investors Fund has always emphasized companies that share profits with shareholders. The Fund's rigorous standards require the vast majority of its holdings to have strong histories of paying dividends - and paying them from earnings, as opposed to using borrowed money.These standards are based on rules originally established in the 1930s by the United States District Court for the District of Columbia to protect trust funds from investing in high-risk companies. The logic of the dividend standard clearly remains sound: investing primarily in companies with established dividend records helped the Fund avoid owning shares in seemingly fast-growing companies that recently made headlines but proved to be built of straw.

Proof of a company's success

"If a company has a long record of paying dividends, it has usually been well-managed," says Steve Bepler, one of the Fund's eight portfolio counselors. "Furthermore, if the dividend has been increased regularly, you don't need a balance sheet to know the company's finances are probably in good shape. On the other hand, if a company cuts its dividend, it might be in serious financial trouble. If it doesn't pay one at all, there had better be a compelling reason."

Research analyst Cathy Kehr agrees: "A good company tends to have money left over after paying the bills. If there's nothing left, it's usually not a very good business."

Dividend payouts vary. Mature companies in industries such as utilities and banking, where research and development costs are relatively small, tend to pay out a higher percentage of earnings. New companies that are still expanding rapidly often don't pay dividends at all. Most companies fall somewhere in between.

(Side Bar)

The Fund's holdings have long histories of paying dividends
At December 31, 2002, there were 169 companies in the Fund's portfolio:

131 had paid uninterrupted dividends for at least 25 years
103 had paid uninterrupted dividends for at least 50 years
56 had paid uninterrupted dividends for at least 75 years
24 had paid uninterrupted dividends for at least 100 years

24% increased their dividends during 2002

Two holdings were among the first corporations in the United States to pay dividends and have done so for more than 200 years:

- The Bank of New York (since 1785)
- FleetBoston Financial (since 1791, by its predecessor company)

The Fund's portfolio, listed on pages 12-18, shows when each holding began paying dividends.

(End of Side Bar)

The first dividends ever paid were clearly too high: They entailed distributing not just the proceeds of voyages by British and Dutch ships in the 16th century, but also the ships themselves. The inefficiency of having to build new ships for every expedition was soon noted, and dividends became distributions of profits alone.

Research analyst Will Robbins says it remains a good idea to be wary of dividends that seem too high or that even occasionally exceed a company's earnings. "They probably aren't sustainable and will be cut eventually," he says." In the case of companies paying high dividends, the worry is that they may be robbing Peter to pay Paul and may not be able to maintain their competitive position or their credit rating."

A very small dividend can also be a danger sign, says lead portfolio counselor Jim Dunton. "It can mean the company's management may be too aggressive with expansion plans, and that the company thinks its own shareholders aren't clever enough to reinvest the money wisely. Of course, the other extreme - paying out nearly all profits - can mean that the company is saying its own managers aren't clever enough to use the money wisely."

Putting the dividend standard to work

Companies that find the right balance between providing for income (dividends) and for growth (share price appreciation) are ideal for Washington Mutual. The Fund seeks both, which is one of the reasons why its returns have been relatively stable over time. Regular income from dividends can serve as a buffer against stock market declines, which helps explain why the Fund has outpaced the S&P 500 during every one of the 12 major stock market declines since the Fund's inception in 1952. At the same time, the long-term historical trend toward higher stock market prices makes it possible to outpace inflation.

(Call Out)

"We want to know how the business generates earnings and if they've been stable or cyclical." - Jim Lovelace

(End of Call Out)

The Fund's dividend requirement is a key discipline, Jim Dunton says. "There are plenty of stocks that might be attractive for us short term. But our focus on stocks with solid long-term dividend records makes it more likely the Fund can keep on achieving its goals of providing a higher yield than the S&P 500 average and rewarding shareholders who reinvest their capital gains with more cash income every year."

When evaluating an eligible company's future dividend prospects, the Fund's managers study earnings, because a company can't pay out more than it takes in
- at least not for long. Portfolio counselor Jim Lovelace says, "We want to know how the business generates earnings and if they've been stable or cyclical. Then we look at how much has been returned to investors each year as dividends, with special attention paid to periods of stress for the company or its industry."

Of course, a rising dividend is typically a plus. Portfolio counselor Tim Armour notes, "If a company increases the dividend, it increases stability of the return. If it cuts the dividend, it decreases the stability of the return."

(Side Bar)

Dividends from Washington Mutual: 51 increasingly rewarding years If you had invested $10,000 in Washington Mutual Investors Fund when it got under way in 1952...

- your income from the Fund would have risen every single year

- by the end of 1965, you would have received total dividends exceeding $10,000
- the amount of your original investment

- by the end of 1996, your dividends each year would have exceeded $10,000

- you would have received a total of $240,875 in dividends alone

These calendar-year figures are calculated with capital gains reinvested, dividends taken in cash and special dividends excluded.

(End of Side Bar)

Percentage of S&P 500 stocks that paid dividends

(Bar Chart showing that the percentage of S&P 500 stocks that padi dividends declined from 90.8 in 1983 to 70.2 in 2002)

Among the most attractive opportunities are companies where the dividend amounts have grown while the percentage of earnings used to pay them has remained about the same.

(Call Out)

"If a company increases the dividend, it increases the stability of the return."
- Tim Armour

(End of Call Out)

Where did dividends go

Since the beginning of calendar 2003, more than 80 S&P 500 companies have increased their dividends or started paying dividends for the first time. This appears to be a welcome reversal of the trend over the past two decades, when the percentage of dividend-paying companies included in that index had fallen from around 90% to just 70%. The average dividend yield on the S&P 500 dipped below 3% in 1991 and continued to decline throughout most of the 1990s. One key reason is that the composition of the market index changed to include a number of technology companies that had yet to pay dividends.

Tax law changes were also a factor. In 1987, Congress abolished an exemption that had allowed individuals to earn up to $100 a year in dividends, tax-free ($200 for couples filing jointly). In 1998, the top tax rate paid on capital gains was lowered to 20% versus 39.6% on dividends, which tended to discourage paying dividends and encourage selling shares for profits rather than holding them for income.

Another problem was the greatly increased use of stock option grants (opportunities to buy shares at a fixed price) as executive compensation in the 1990s. As portfolio counselor Alan Berro notes, "The theory was that having managers own shares would align their interests with the other shareholders. The problem was that option holders only benefited if the stock price went up. So the incentive was to reinvest earnings in hopes that the business would grow and the options would be worth more. There was no incentive to pay dividends."

Stock buybacks contributed, too. By purchasing their own shares on the open market - therefore reducing the supply - companies believed they could increase per share earnings and, in turn, increase their share prices.

Shareholders would be rewarded with a capital gain instead of a dividend - and be able to pay lower taxes on the "reward." In many cases, though, shares bought back were used to fulfill options grants at lower prices than they cost the company.

Low interest rates also played a role, in the latter half of the 1990s. Dividend yields didn't have to be very high to compete with yields from bonds and other competitive investments. And, of course, in the heady days when the market was gaining 15% or 20% a year, the relatively small contribution made by dividends didn't seem very important.

Perhaps the most important reason, however, was overconfidence on the part of some corporate management teams, thinking they could provide higher rewards to their shareholders by reinvesting most or all of their earnings instead of paying them out as dividends. "Companies shouldn't pay dividends if they have a better use for the cash than their shareholders do, but not many companies meet that standard. Most companies don't have the growth prospects to justify keeping all the cash," observes Alan Berro.

Such pressures to reinvest earnings rather than pay dividends led some companies to make bad decisions, acquiring businesses they couldn't absorb and expanding beyond their capabilities. The results were obvious only when the economy turned downward and stock prices plummeted. "When the tide went out this time, we found that there were a lot of naked swimmers," notes research analyst Greg Johnson.

A brighter future

The recent market downturn, a number of widely reported accounting scandals and new Federal laws focused on corporate governance standards are causing corporations to re-examine their business practices and decisions. Some are rediscovering that paying dividends attracts long-term investors. Because long-term investors are less concerned with short-term results, the stock prices of dividend payers tend to fluctuate less.

In late May, Congress strengthened the role of dividends by cutting the maximum Federal tax rate on qualified dividend income to 15%. The rate cut is expected to make dividend income far more appealing to investors. It should also encourage corporations to further examine their dividend-paying policies.

Notably, a number of stalwart non-payers - such as Microsoft - have changed their tunes and begun to pay dividends, albeit tiny ones. "A lot of successful technology companies are sitting on large cash balances," portfolio counselor Dale Harvey points out.

Other industries may also be reaching the point in their life cycles where they are more likely to pay dividends. Portfolio counselor Steve Bepler suggests that cable television companies and wireless telephone companies, once they have their networks in place, tend to generate a lot of cash but don't need much to maintain their businesses.

(photo of harvest)
(photo garden)

Photos: Harvests from Mount Vernon include vegetables, herbs, seeds, and fruit.

(Side Bar)

How to make the most of your dividends from the Fund

Dividends paid by a mutual fund that invests in stocks represent dividends from fund holdings, minus the fund's operating expenses. Washington Mutual Investors Fund helps you by keeping its expenses low, only about half the average for comparable funds (0.67% versus 1.25%, in calendar 2002).

By reinvesting your Fund dividends - as more than 90% of the Fund's shareholders do - you can gain the additional advantage of compounding. That can make a tremendous difference in long-term results.

If you had invested $10,000 ten years ago...

Dividends taken in cash           Value of investment

       $4,214                           $22,138        Total value $26,352

Value of investment with dividends reinvested

                                                       Total value $28,081

If you had invested $10,000 when the Fund began on July 31, 1952...

Dividends taken in cash           Value of investment

      $250,585                         $629,806        Total value $880,391

Value of investment with dividends reinvested

                                                       Total value $4,297,373

Expense ratio for comparable funds reflects Lipper "large-cap value" category. Returns shown are for periods ended April 30, 2003 and reflect reinvestment of capital gains. The bar chart is not drawn to scale.

(End of Side Bar)

When a company begins paying dividends, its days of innovation aren't over. Many pharmaceutical companies, for example, spend significantly on developing new drugs but still manage to pay strong dividends. Once a popular drug has been introduced, manufacturing costs tend to be lower and profits tend to be larger.

Because the Fund's investment professionals have spent many years studying companies, there are occasions when experience tells them that a company may not be making the best use of excess cash. "If we feel a company can't reinvest profits for high returns, we may encourage the company to increase its dividend
- or  to start paying one, if it doesn't already," says Greg Johnson.

More companies paying dividends potentially means more investment opportunities for Washington Mutual over time, because it increases the number of companies from which the Fund's managers can select.

"This is the beginning of a major change," says Cathy Kehr. "I believe more companies will begin to pay dividends. More of those that already do pay them are likely to increase them. We think the market's coming Washington Mutual's way."

(Call Out)

"We think the market's coming Washington Mutual's way."
- Cathy Kehr

(End of Call Out)

Investment portfolio April 30, 2003

                            Percent of                              Percent of
Five largest industries     net assets  Ten largest holdings        net assets

Banks                          10.83%   J.P. Morgan Chase               3.91%
Pharmaceuticals                 9.75    ChevronTexaco                   3.32
Electric utilities              7.96    Bristol-Myers Squibb            2.80
Oil & gas                       7.64    Eli Lilly                       2.63
Diversified telecommuni-                Pfizer                          2.40
  cation services               6.79    General Electric                2.34
                                        Verizon Communications          2.00
                                        Bank of America                 1.95
                                        General Motors                  1.90
                                        SBC Communications              1.65

                                         Paid
Equity securities                   dividends      Shares     Market     Percent
(common stocks and                  since/1/          or      value      of net
convertible securities)           (unaudited)      amount      (000)      assets

Energy 7.90%

Energy equipment & services .26%
Halliburton Co.                          1947   3,100,000 $   66,371       .14%
Schlumberger Ltd.                        1957   1,400,000     58,702       .12
                                                             125,073       .26

Oil & gas 7.64%
Ashland Inc.                             1936   3,680,000    109,112       .23
ChevronTexaco Corp.                      1912  25,493,500  1,601,247      3.32
ConocoPhillips                           1934   8,807,750    443,030       .92
EOG Resources, Inc.                      1990     725,000     27,100       .05
Exxon Mobil Corp.                        1882  22,013,000    774,858      1.61
Kerr-McGee Corp.                         1941   2,600,000    109,486       .23
Marathon Oil Corp.                       1991  11,700,000    266,409       .55
Sunoco, Inc.                             1904   3,000,000    111,630       .23
Unocal Corp.                             1916   8,696,500    240,893       .50
                                                           3,683,765      7.64
                                                           3,808,838      7.90

Materials 5.21%
Chemicals 1.57%
Air Products and Chemicals, Inc.         1954   3,212,300    138,354       .28
Crompton Corp.                           1933   5,800,001     37,236       .08
Dow Chemical Co.                         1911  15,226,600    496,996      1.03
PPG Industries, Inc.                     1899   1,762,200     85,484       .18
                                                             758,070      1.57

Containers & packaging .09%
Temple-Inland Inc.                       1984     900,000     40,770       .09

Metals & mining .66%
Alcoa Inc.                               1939   6,500,000    149,045       .31
Newmont Mining Corp.                     1934   6,250,000    168,875       .35
                                                             317,920       .66
Paper & forest products 2.89%
International Paper Co.                  1946  19,700,000
                                                             704,275      1.46
MeadWestvaco Corp.                       1892   7,749,806    182,818       .38
Weyerhaeuser Co.                         1933  10,200,000    505,818      1.05
                                                           1,392,911      2.89
                                                           2,509,671      5.21

Capital goods 7.30%

Aerospace & defense 2.43%
Boeing Co.                               1942   5,000,000    136,400       .28
Honeywell International Inc.             1887  11,950,000    282,020       .59
Lockheed Martin Corp.                    1995   1,000,000     50,050       .10
Northrop Grumman Corp.                   1951   2,488,300    218,846 \
Northrop Grumman Corp.                                                >    .48
  7.25% convertible preferred 2004          140,000 units     14,315 /
Raytheon Co.                             1964   6,400,000    191,552       .40
United Technologies Corp.                1936   4,492,100    277,657       .58
                                                           1,170,840      2.43

Construction & engineering .25%
Fluor Corp.                              1974   3,536,500    122,257       .25

Electrical equipment .43%
Emerson Electric Co.                     1947   3,700,000    187,590       .39
Rockwell Automation                      1948     821,000     18,719       .04
                                                             206,309       .43

Industrial conglomerates 2.69%
General Electric Co.                     1899  38,350,000  1,129,407      2.34
Tyco International Ltd.                  1975  10,825,000    168,870       .35
                                                           1,298,277      2.69

Machinery 1.50%
Caterpillar Inc.                         1914   3,525,000    185,415       .38
Deere & Co.                              1937   3,800,000    167,314       .35
Dover Corp.                              1947   2,000,000     57,480       .12
Eaton Corp.                              1923   1,012,900     83,129       .17
Illinois Tool Works Inc.                 1933   1,200,000     76,776       .16
Ingersoll-Rand Co. Ltd.,  Class A        1910   1,700,000     74,936       .16
Pall Corp.                               1974   3,592,300     75,869       .16
                                                             720,919      1.50
                                                           3,518,602      7.30

Commercial services & supplies 1.71%

Commercial services & supplies 1.71%
Automatic Data Processing, Inc.          1974   9,350,000    314,440       .65
Deluxe Corp.                             1921   2,200,000     96,822       .20
Pitney Bowes Inc.                        1934  10,344,900    363,209       .76
ServiceMaster Co.                        1962   5,500,000     49,775       .10
                                                             824,246      1.71

Transportation .61%

Airlines .25%
Southwest Airlines Co.                   1976   7,500,000    119,700       .25

Road & rail .36%
Burlington Northern Santa Fe Corp.       1940   4,000,000    112,640       .24
Union Pacific Corp.                      1900   1,000,000     59,520       .12
                                                             172,160       .36
                                                             291,860       .61

Automobiles & components 1.96%

Auto components .06%
Dana Corp.                               1936   3,200,000     29,728       .06

Automobiles 1.90%
General Motors Corp.                     1915  23,763,400    856,671 \
General Motors Corp., Series B,                                       >   1.90
  5.25% convertible debentures           2032   2,442,000     58,046 /
                                                             914,717      1.90
                                                             944,445      1.96

Consumer durables & apparel 1.22%

Household durables .44%
Newell Rubbermaid Inc.                   1946   4,000,000    121,920       .25
Stanley Works                            1877   3,828,500     91,999       .19
                                                             213,919       .44

Textiles, apparel & luxury goods .78%
NIKE, Inc., Class B                      1984   4,414,900    236,330       .49
VF Corp.                                 1941   3,500,000    137,690       .29
                                                             374,020       .78
                                                             587,939      1.22

Hotels, restaurants & leisure 1.05%

Hotels, restaurants & leisure 1.05%
Carnival Corp., units                    1988   9,000,000    248,310       .51
McDonald's Corp.                         1976  15,200,000    259,920       .54
                                                             508,230      1.05

Media 1.12%

Media 1.12%
AOL Time Warner Inc./2/                     -  14,600,000    199,728       .41
Dow Jones & Co., Inc.                    1906   1,900,000     75,240       .16
Gannett Co., Inc.                        1929     800,000     60,576       .12
Interpublic Group of Companies, Inc.     1971  11,681,000    133,163       .28
Knight-Ridder, Inc.                      1941   1,100,000     71,005       .15
                                                             539,712      1.12

Retailing 5.06%

Distributors .43%
Genuine Parts Co.                        1948   6,555,800    209,589       .43

Multiline retail 1.56%
Dollar General Corp.                     1975   5,250,000     76,335       .16
May Department Stores Co.                1911  14,265,000    308,409       .64
Target Corp.                             1965  10,900,000    364,496       .76
                                                             749,240      1.56

Specialty retail 3.07%
Gap, Inc.                                1976   4,500,000     74,835 \
                                                                      >    .26
Gap, Inc. 5.75% convertible notes        2009 $40,000,000     52,600 /
Limited Brands, Inc.                     1970  22,000,000    319,880       .66
Lowe's Companies, Inc.                   1961  15,000,000    658,350      1.37
TJX Companies, Inc.                      1980  19,500,000    375,375       .78
                                                           1,481,040      3.07
                                                           2,439,869      5.06

Food & drug retailing 1.31%

Food & drug retailing 1.31%
Albertson's, Inc.                        1960  19,906,750    395,348       .82
Walgreen Co.                             1933   7,690,400    237,326       .49
                                                             632,674      1.31

Food & beverage 4.97%

Beverages .94%
Coca-Cola Co.                            1893   5,475,000    221,190       .46
PepsiCo, Inc.                            1952   5,400,000    233,712       .48
                                                             454,902       .94

Food products 4.03%
ConAgra Foods, Inc.                      1976  12,750,000    267,750       .56
General Mills, Inc.                      1898   9,000,000    405,990       .84
H.J. Heinz Co.                           1911  14,350,000    428,778       .89
Kellogg Co.                              1923   7,200,000    235,728       .49
Sara Lee Corp.                           1946  25,350,000    425,373       .88
Unilever NV (New York registered)        1955   2,800,000    176,316       .37
                                                           1,939,935      4.03
                                                           2,394,837      4.97

Household & personal products 2.27%

Household products 1.29%
Kimberly-Clark Corp.                     1935  12,503,100    622,279      1.29

Personal products .98%
Avon Products, Inc.                      1919   8,150,000    474,085       .98
                                                           1,096,364      2.27

Health care equipment & services 1.82%

Health care equipment & supplies .56%
Applera Corp.-Applied Biosystems Group   1971   8,733,000    153,089       .32
Becton, Dickinson and Co.                1926   3,250,000    115,050       .24
                                                             268,139       .56

Health care providers & services 1.26%
Aetna Inc.                               2001   4,400,000    219,120       .45
Cardinal Health, Inc.                    1983   3,900,000    215,592       .45
CIGNA Corp.                              1867   3,325,000    173,897       .36
                                                             608,609      1.26
                                                             876,748      1.82

Pharmaceuticals & biotechnology 9.75%

Pharmaceuticals 9.75%
Abbott Laboratories                      1926   4,700,000    190,961       .40
Bristol-Myers Squibb Co.                 1900  52,925,000  1,351,705      2.80
Eli Lilly and Co.                        1885  19,840,000  1,266,189      2.63
Johnson & Johnson                        1944   1,750,000     98,630       .21
Merck & Co., Inc.                        1935   7,650,000    445,077       .92
Pfizer Inc (acquired Pharmacia Corp.)    1901  37,709,000  1,159,552      2.40
Schering-Plough Corp.                    1952   5,497,400     99,503       .21
Wyeth                                    1919   2,000,000     87,060       .18
                                                           4,698,677      9.75

Banks 10.83%

Banks 10.83%
Bank of America Corp.                    1903  12,675,000    938,584      1.95
Bank of New York Co., Inc.               1785   9,500,000    251,275       .52
BANK ONE CORP.                           1935  17,583,000    633,867      1.31
FleetBoston Financial Corp.              1791  21,600,000    572,832      1.19
HSBC Holdings PLC (ADR) (formerly
  Household International, Inc.)         1926  10,272,000    561,776      1.16
KeyCorp                                  1963   3,000,000     72,330       .15
National City Corp.                      1936   3,400,000    101,864       .21
PNC Financial Services Group, Inc.       1865   7,100,000    311,690       .65
SunTrust Banks, Inc.                     1985   1,000,000     57,220       .12
Wachovia Corp.                           1914  14,870,000    568,183 \
                                                                      >   1.18
Wachovia Corp., DEPS                            5,650,000        198 /
Washington Mutual, Inc.                  1986   9,850,000    389,075       .81
Wells Fargo & Co.                        1939  15,835,000    764,197      1.58
                                                           5,223,091     10.83

Diversified financials 5.22%

Diversified financials 5.22%
American Express Co.                     1870   1,750,000     66,255       .14
Citigroup Inc.                           1986   1,230,000     48,277       .10
Fannie Mae                               1956   5,325,000    385,477       .80
Freddie Mac                              1989     950,000     55,005       .11
J.P. Morgan Chase & Co.                  1827  64,235,000  1,885,297      3.91
SLM Corp.                                1983     700,000     78,400       .16
                                                           2,518,711      5.22

Insurance 5.21%

Insurance 5.21%
Allstate Corp.                           1993  18,750,000    708,563      1.47
American International Group, Inc.       1969  11,000,000    637,450      1.32
Aon Corp.                                1950   9,850,000    218,276       .45
Hartford Financial Services Group, Inc.  1996   2,000,000     81,520       .17
Jefferson-Pilot Corp.                    1913   4,675,000    187,421       .39
Lincoln National Corp.                   1920   9,154,800    292,587       .61
Marsh & McLennan Companies, Inc.         1923   2,400,000    114,432       .24
St. Paul Companies, Inc.                 1872   7,950,000    273,003       .56
                                                           2,513,252      5.21

Software & services 1.26%

IT consulting & services .57%
Electronic Data Systems Corp.            1984  11,700,000    212,355 \
Electronic Data Systems Corp.                                         >    .57
  7.625% FELINE PRIDES 2004               3,220,000 units     63,756 /
                                                             276,111       .57
Software .69%
Microsoft Corp.                          2003   8,740,000    223,482       .47
Oracle Corp./2/                             -   9,000,000    106,920       .22
                                                             330,402       .69
                                                             606,513      1.26

Communications equipment .34%
Cisco Systems, Inc./2/                      -   4,568,600     68,712       .14
Motorola, Inc.                           1942  12,100,000     95,711       .20
                                                             164,423       .34

Computers & peripherals 2.36%
Dell Computer Corp./2/                      -   2,150,000     62,157       .13
EMC Corp./2/                                -  15,501,000    140,904       .29
Hewlett-Packard Co.                      1965  26,950,000    439,285       .91
International Business Machines Corp.    1916   4,775,000    405,398       .84
Sun Microsystems, Inc./2/                   -  27,000,000     89,100       .19
                                                           1,136,844      2.36

Electronic equipment & instruments .10%
Sanmina-SCI Corp./2/                        -  10,225,000     49,080       .10

Office electronics .11%
IKON Office Solutions, Inc.              1965   7,000,000     54,320       .11

Semiconductor equipment & products .90%
Applied Materials, Inc./2/                 -   10,900,000    159,140       .33
Intel Corp.                              1992   3,800,000     69,920       .14
Linear Technology Corp.                  1992     700,000    24,129        .05
Texas Instruments Inc.                   1962   8,335,300    154,120       .32
Xilinx, Inc./2/                             -   1,000,000    27,070        .06
                                                             434,379       .90
                                                           1,839,046      3.81

Telecommunication services 6.79%

Diversified telecommunication services 6.79%
ALLTEL Corp.                             1961  8,100,000     379,566 \
                                                                      >    .94
ALLTEL Corp. 7.75% 2005                   1,500,000 units     72,450 /
AT&T Corp.                               1881  31,724,999    540,911      1.12
CenturyTel, Inc. 6.875% ACES 2005           575,000 units     14,691       .03
SBC Communications Inc.                  1984  34,100,000    796,576      1.65
Sprint Corp. - FON Group, Series 1       1939  43,858,400    504,810      1.05
Verizon Communications Inc.              1984  25,800,000    964,404      2.00
                                                           3,273,408      6.79

Utilities 9.01%

Electric utilities 7.96%
Ameren Corp.                            1906    2,300,000     94,254 \
Ameren Corp. 9.75% ACES                                               >    .23
  convertible preferred 2005                550,000 units     15,048 /
American Electric Power Co., Inc.        1909  16,841,300    444,273       .92
Consolidated Edison, Inc.                1885   3,271,700    127,171       .26
Constellation Energy Group, Inc.         1910   7,250,000    212,280       .44
Dominion Resources, Inc.                 1925   8,870,000    524,927      1.09
DTE Energy Co.                           1909   3,550,000    143,136       .30
Exelon Corp.                             1902   6,250,000    331,500       .69
FirstEnergy Corp.                        1930   2,288,741     77,199       .16
FPL Group, Inc.                          1944   3,550,000    216,089       .45
PPL Corp.                                1946   2,000,000     72,400       .15
Progress Energy, Inc.                    1937  11,125,418    464,820       .96
Public Service Enterprise Group Inc.     1907   6,620,000    254,671       .53
Puget Sound Energy, Inc.                 1943   3,800,000     80,256       .17
Southern Co.                             1948  13,000,000    378,170       .78
TECO Energy, Inc.                        1900   1,000,000     10,790       .02
TXU Corp.                                1946   9,500,000    189,240 \
                                                                      >    .44
TXU Corp. 8.125% FELINE PRIDES 2006        800,000 units      25,088 /
Xcel Energy Inc.                         1910  13,000,000    175,760       .37
                                                           3,837,072      7.96

Gas utilities .17%
NiSource Inc.                            1987   4,400,000     83,160       .17

Multi-utilities & unregulated power .88%
Duke Energy Corp.                        1926  21,039,100    370,078       .77
Williams Companies, Inc.                 1974   7,500,000     52,125       .11
                                                             422,203       .88
                                                           4,342,435      9.01

Miscellaneous .87%

Miscellaneous .87%
Other equity securities in
  initial period of acquisition                              420,757       .87
Total equity securities
  (cost: $44,985,350,000)                                 46,409,925     96.26

                                                Principal    Markeet     Percent
                                                   amount      Value      of net
Short-term securities                               (000)      (000)      assets

U.S. Treasuries and other
  federal agencies 3.78%

U.S. Treasuries and other
  federal agencies 3.78%
Federal Home Loan Bank 1.09% - 1.90%
  due 5/2 - 7/28/2003                            $902,920    901,444       1.87
United States Treasury Bills 1.08% - 1.16%
  due 5/8 - 7/24/2003                             921,671    920,266       1.91

Total short-term securities
  (cost: $1,821,693,000)                                   1,821,710       3.78

Total investment securities
  (cost: $46,807,043,000)                                 48,231,635     100.04

Other assets less liabilities                               (17,018)       (.04)

Net assets                                               $48,214,617     100.00%



/1/Source: Standard & Poor's Stock Guide, with adjustments for purchases and acquisitions.
/2/Security did not produce income during the last 12 months.

ADR = American Depositary Receipts

See Notes to Financial Statements


Financial statements

Statement of assets and liabilities at April 30, 2003

                     (dollars and shares in thousands, except per share amounts)
  Assets:
    Investment securities at market (cost $46,807,043)              $48,231,635
    Cash                                                                    231
    Receivables for:
      Sales of investments                                $ 76,484
      Sales of Fund's shares                                87,878
      Dividends and interest                               113,928      278,290
    Other assets                                                              6
                                                                     48,510,162
  Liabilities:
    Payables for:
      Purchases of investments                             218,055
      Repurchases of Fund's shares                          39,154
      Management services                                   11,059
      Services provided by affiliates                       26,259
      Deferred Directors' and Advisory Board compensation      867
      Other fees and expenses                                  151      295,545
  Net assets at April 30, 2003                                      $48,214,617

  Net assets consist of:
    Capital paid in on shares of capital stock                      $47,248,378
    Undistributed net investment income                                 111,130
    Accumulated net realized loss                                     (569,483)
    Net unrealized appreciation                                       1,424,592
  Net assets at April 30, 2003                                      $48,214,617

Total authorized capital stock - 4,000,000 shares, $.001 par value
                                                      Shares     Net Asset Value
                              Net assets         outstanding       per share /1/

  Class A                    $43,700,776           1,821,724             $23.99
  Class B                      1,538,535              64,439              23.88
  Class C                      1,213,732              50,902              23.84
  Class F                        898,653              37,522              23.95
  Class 529-A                    198,728               8,289              23.97
  Class 529-B                     52,670               2,203              23.91
  Class 529-C                     69,184               2,893              23.91
  Class 529-E                      9,576                 400              23.92
  Class 529-F                      2,829                 118              23.96
  Class R-1                        7,870                 329              23.92
  Class R-2                       95,878               4,015              23.88
  Class R-3                      124,912               5,219              23.93
  Class R-4                       70,883               2,960              23.95
  Class R-5                      230,391               9,605              23.99


/1/ Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $25.45 and $25.43, respectively.

See Notes to Financial Statements


Statement of operations for the year ended April 30, 2003
                                                          (dollars in thousands)
  Investment income:
    Income:
      Dividends (net of non-U.S. withholding
        tax of $873)                                    $1,353,874
      Interest                                              27,261   $1,381,135

    Fees and expenses:
      Investment advisory services                          92,867
      Business management services                          42,754
      Distribution services                                130,360
      Transfer agent services                               49,406
      Administrative services                                4,071
      Reports to shareholders                                1,927
      Registration statement and prospectus                  2,415
      Postage, stationery and supplies                       6,135
      Directors' and Advisory Board compensation               565
      Auditing and legal                                       177
      Custodian                                                379
      Other                                                    176
      Total expenses before reimbursement                  331,232
        Reimbursement of expenses                               99      331,133
    Net investment income                                             1,050,002

  Net realized gain and unrealized depreciation
      on investments:
    Net realized gain on investments                                     38,361
    Net unrealized depreciation on investments                      (8,316,036)
      Net realized gain and unrealized depreciation
        on investments                                              (8,277,675)
  Net decrease in net assets resulting from operations             $(7,227,673)

See Notes to Financial Statements


Statement of changes in net assets

                                                        (dollars in thousands)
                                                          Year ended April 30
                                                            2003         2002
  Operations:
    Net investment income                              $ 1,050,002  $   846,677
    Net realized gain (loss) on investments                 38,361    (525,938)
    Net unrealized depreciation on investments         (8,316,036)    (669,533)
      Net decrease in net assets resulting
        from operations                                (7,227,673)    (348,794)
  Dividends and distributions paid to shareholders:
    Dividends from net investment income               (1,028,729)    (924,457)
    Distributions from net realized gain
      on investments                                      (75,983)  (1,103,304)
      Total dividends and distributions paid
        to shareholders                                (1,104,712)  (2,027,761)

  Capital share transactions                             3,583,085    6,299,190

  Total (decrease) increase in net assets              (4,749,300)    3,922,635

  Net assets:
    Beginning of year                                   52,963,917   49,041,282
    End of year (including undistributed net
      investment income:
        $111,130 and $90,401, respectively)            $48,214,617  $52,963,917

See Notes to Financial Statements


Notes to financial statements

1. Organization and significant accounting policies

Organization - Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The Fund's share classes are described below:

                                             Initial                   Contingent deferred
  Share class                           sales charge          sales charge upon redemption                      Conversion feature

  Classes A and 529-A                    Up to 5.75%           None (except 1% for certain                                    None
                                                               redemptions within one year
                                                                     of purchase within an
                                                                     initial sales charge)

  Classes B and 529-B                           None          Declines from 5% to zero for          Classes B and 529-B convert to
                                                                    redemptions within six      classes A and 529-A, respectively,
                                                                         years of purchase                       after eight years

  Class C                                       None             1% for redemptions within             Class C converts to Class F
                                                                      one year of purchase                          after 10 years

  Class 529-C                                   None             1% for redemptions within                                    None
                                                                      one year of purchase

  Class 529-E                                   None                                  None                                    None
  Classes F and 529-F                           None                                  None                                    None
  Classes R-1, R-2, R-3, R-4 and R-5            None                                  None                                    None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

     Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded as of the close of business or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the Fund's Board of Directors.

     Security transactions and related investment income - Security transactions are recorded by the Fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

     Class allocations - Income, fees, and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and certain shareholder services, are charged directly to the respective share class.

     Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The Fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as capital losses related to sales of securities within 30 days of purchase; expenses deferred for tax purposes; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund. As of April 30, 2003, the cost of investment securities for Federal income tax purposes was $46,819,873,000.

During the year ended April 30, 2003, the Fund reclassified $3,000 from additional paid-in capital and $544,000 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)

Undistributed net investment income                                 $   111,997
Short-term and long-term capital loss deferrals                        (556,652)
Gross unrealized appreciation on investment securities                6,552,748
Gross unrealized depreciation on investment securities               (5,140,986)


Short-term and long-term capital loss deferrals above include capital losses of $556,652,000, that were realized during the period November 1, 2002 through April 30, 2003.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended April 30, 2003
                           Distributions from
                             ordinary income
                                                 Distributions           Total
                   Net invest-      Short-term  from long-term       distribu-
Share class/1/     ment income   capital gains   capital gains      tions paid

Class A            $   969,924              -         $70,108      $1,040,032
Class B                 19,443              -           2,187          21,630
Class C                 13,864              -           1,631          15,495
Class F                 14,299              -           1,159          15,458
Class 529-A              2,929              -             238           3,167
Class 529-B                496              -              62             558
Class 529-C                655              -              81             736
Class 529-E                103              -              10             113
Class 529-F                 18              -               1              19
Class R-1                   34              -               3              37
Class R-2                  547              -              56             603
Class R-3                  800              -              72             872
Class R-4                  288              -              28             316
Class R-5                5,329              -             347           5,676
Total               $1,028,729              -         $75,983      $1,104,712



/1/ Class 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Year ended April 30, 2002
                           Distributions from
                             ordinary income
                                                 Distributions           Total
                   Net invest-      Short-term  from long-term       distribu-
Share class/1/     ment income   capital gains   capital gains      tions paid

Class A               $909,181              -      $1,075,003      $1,984,184
Class B                  7,815              -          15,419          23,234
Class C                  3,566              -           7,377          10,943
Class F                  3,773              -           5,505           9,278
Class 529-A                 86              -              -              86
Class 529-B                 16              -              -              16
Class 529-C                 19              -              -              19
Class 529-E                  1              -              -               1
Total                 $924,457              -      $1,103,304     $2,027,761


/1/ Class 529-A, 529-B, 529-C and 529-E shares were offered beginning February 15, 2002.


3. Fees and transactions with related parties

Business management services - The Fund has a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC provides services necessary to carry on the Fund's general administrative and corporate affairs. These services include all executive personnel, clerical staff, office space and equipment, certain accounting and recordkeeping facilities, arrangements for and supervision of shareholder services, and Federal and state regulatory compliance. Under the agreement, all expenses chargeable to the Class A shares of the Fund, including compensation to the business manager, shall not exceed 1% of the average net assets of the Fund on an annual basis. The agreement provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 0.175% on the first $3 billion of daily net assets and decreasing to 0.040% of such assets in excess of $55 billion. For the year ended April 30, 2003, the business management services fee was equivalent to an annualized rate of 0.091% of average daily net assets. Johnston, Lemon & Co. Incorporated (JLC), a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $601,000 on its retail sales of shares and distribution plan of the Fund and received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Fund.

Investment advisory services - Capital Research and Management Company (CRMC), the Fund's investment adviser, is the parent company of American Funds Service Company (AFS), the Fund's transfer agent, and American Funds Distributors, Inc.
(AFD), the principal underwriter of the Fund's shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.185% on such assets in excess of $55 billion. For the year ended April 30, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.199% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     Distribution services - The Fund has adopted plans of distribution for all share classes, except for Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

     Share class                          Currently approved limits  Plan limits

     Class A                                                  0.25%        0.25%
     Class 529-A                                               0.25         0.50
     Classes B and 529-B                                       1.00         1.00
     Classes C, 529-C and R-1                                  1.00         1.00
     Class R-2                                                 0.75         1.00
     Classes 529-E and R-3                                     0.50         0.75
     Classes F, 529-F and R-4                                  0.25         0.50

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of April 30, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     Transfer agent services - The Fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     Administrative services - The Fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended April 30, 2003, were as follows (dollars in thousands):

                                                                     Administrative services

                                                                                                            Commonwealth of
                          Distribution    Transfer agent  CRMC administrative    Transfer agent     Virginia administrative
     Share class              services          services             services          services                    services

     Class A                  $105,879           $47,769       Not applicable    Not applicable              Not applicable
     Class B                    12,503             1,637       Not applicable    Not applicable              Not applicable
     Class C                     9,033             |                   $1,354              $426              Not applicable
     Class F                     1,582             |                      949               217              Not applicable
     Class 529-A                   147             |                      188                20                        $125
     Class 529-B                   320             |                       48                20                          32
     Class 529-C                   424       Included in                   64                20                          42
     Class 529-E                    25    administrative                    7                 1                           5
     Class 529-F                     2          services                    1            -<F1>                           1
     Class R-1                      22             |                        3                 6              Not applicable
     Class R-2                     205             |                       41               157              Not applicable
     Class R-3                     180             |                       54                58              Not applicable
     Class R-4                      38             |                       23                 6              Not applicable
     Class R-5          Not applicable             |                      198                 5              Not applicable

     Total                    $130,360           $49,406               $2,930              $936                        $205

     <F1> Amount less than one thousand.

Deferred Directors' and Advisory Board compensation - Since the adoption of the deferred compensation plan in 1994, Independent Directors and Advisory Board members may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other American Funds. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected Funds. Directors' and Advisory Board fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Directors - WMC and JLC are both wholly owned subsidiaries of JLG. All the officers of the Fund and four of its Directors are affiliated with JLG and receive no compensation directly from the Fund in such capacities.

4. Capital share transactions

Capital share transactions in the Fund were as follows (dollars and shares in thousands):


Year ended April 30, 2003
                                                      Reinvestments of
                              Sales<F2>          dividends and distributions       Repurchases<F2>              Net increase
Share class<F1>           Amount        Shares        Amount        Shares        Amount        Shares        Amount        Shares

Class A              $ 7,060,551       291,493   $   973,429        40,929  $(7,098,673)     (296,696)   $   935,307        35,726
Class B                  792,895        32,647        20,726           880     (184,797)       (7,910)       628,824        25,617
Class C                  809,481        33,465        14,733           629     (168,702)       (7,234)       655,512        26,860
Class F                  696,571        28,917        14,070           599     (180,470)       (7,670)       530,171        21,846
Class 529-A              163,103         6,654         3,167           135       (5,308)         (228)       160,962         6,561
Class 529-B               45,053         1,846           559            24       (1,178)          (50)        44,434         1,820
Class 529-C               59,484         2,427           736            31       (2,082)          (90)        58,138         2,368
Class 529-E                9,228           379           113             5         (256)          (11)         9,085           373
Class 529-F                2,749           118            19             1          (27)           (1)         2,741           118
Class R-1                  8,234           354            37             1         (598)          (26)         7,673           329
Class R-2                106,862         4,638           603            26      (14,832)         (649)        92,633         4,015
Class R-3                139,939         6,051           867            38      (19,854)         (870)       120,952         5,219
Class R-4                 74,628         3,294           316            14       (7,707)         (348)        67,237         2,960
Class R-5                313,165        11,520         5,529           233      (49,278)       (2,148)       269,416         9,605

Total net increase
  (decrease)         $10,281,943       423,803    $1,034,904        43,545  $(7,733,762)     (323,931)    $3,583,085       143,417



Year ended April 30, 2002
                                                      Reinvestments of
                              Sales<F2>          dividends and distributions       Repurchases<F2>              Net increase
Share class<F1>           Amount        Shares        Amount        Shares        Amount        Shares        Amount        Shares

Class A               $7,676,711       267,697    $1,863,712        66,650  $(5,235,510)     (182,734)    $4,304,913       151,613
Class B                  855,010        29,918        22,290           798      (45,604)       (1,612)       831,696        29,104
Class C                  663,148        23,250        10,503           376      (22,510)         (797)       651,141        22,829
Class F                  463,606        16,165         8,634           309      (37,824)       (1,332)       434,416        15,142
Class 529-A               50,134         1,733            86             3         (236)           (8)        49,984         1,728
Class 529-B               11,111           384            16        -<F3>          (34)           (1)        11,093           383
Class 529-C               15,180           525            19             1          (32)           (1)        15,167           525
Class 529-E                  782            27             1        -<F3>           (3)        -<F3>           780            27

Total net increase
  (decrease)          $9,735,682       339,699    $1,905,261        68,137  $(5,341,753)     (186,485)    $6,299,190       221,351


<F1>Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning
February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

<F2>Includes exchanges between share classes of the Fund.

<F3>Amount less than one thousand.


5. Investment transactions and other disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $13,218,608,000 and $9,490,490,000, respectively, during the year ended April 30, 2003.

The Fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended April 30, 2003, the custodian fee of $379,000 includes $14,000 that was offset by this reduction, rather than paid in cash.

6. Investments in affiliates

The Fund owns 5.39%, 5.16% and 5.08% of the outstanding voting securities of Ashland, Lincoln National and Crompton, respectively, and therefore, each is considered an "affiliated company" of the Fund under the Investment Company Act of 1940.


Financial highlights<F1>
                                 (Loss) income from
                              investment operations<F2>  Dividends and distributions

                                      Net gains
                        Net           (losses)   Total                                                  Net
                       Asset    Net  securities  from   Dividends Distri-   Total     Net             assets  Ratio of   Ratio of
                       value  invest-   (both   invest- (from net butions dividends  asset            end of  expenses  net income
                      begin-   ment   realized   ment    invest-   (from     and    value,    <F3>    period   to avg.   (loss) to
                      ning of income   and un-  opera-    ment    capital  distri-  end of    Total     (in      net     avg. net
                      period  (loss)  realized)  tions   income)  gains)   butions  period   return  millions) assets   net assets

Class A:
Year ended 4/30/2003  $28.37    $.55   $(4.35)  $(3.80)   $(.54)  $ (.04)  $ (.58)  $23.99   (13.36)%$43,701      .67%      2.28%
Year ended 4/30/2002   29.80     .50     (.75)    (.25)    (.54)    (.64)   (1.18)   28.37     (.73)  50,669      .65       1.72
Year ended 4/30/2001   29.14     .57     3.17     3.74     (.58)   (2.50)   (3.08)   29.80    13.54   48,700      .65       1.95
Year ended 4/30/2000   35.31     .61    (3.09)   (2.48)    (.58)   (3.11)   (3.69)   29.14    (6.96)  47,319      .63       1.91
Year ended 4/30/1999   33.92     .60     3.99     4.59     (.61)   (2.59)   (3.20)   35.31    14.61   57,018      .61       1.84
Class B:
Year ended 4/30/2003   28.25     .36    (4.32)   (3.96)    (.37)    (.04)    (.41)   23.88   (14.01)   1,538     1.45       1.52
Year ended 4/30/2002   29.71     .25     (.72)    (.47)    (.35)    (.64)    (.99)   28.25    (1.50)   1,097     1.41        .88
Year ended 4/30/2001   29.11     .29     3.22     3.51     (.41)   (2.50)   (2.91)   29.71    12.67      289     1.42        .99
Period from 3/15/2000
   to 4/30/2000        26.93     .02     2.16     2.18    -       -       -       29.11     8.09       34      .17        .08

Class C:
Year ended 4/30/2003   28.22     .35    (4.33)   (3.98)    (.36)    (.04)    (.40)   23.84   (14.10)   1,214     1.51       1.46
Year ended 4/30/2002   29.70     .21     (.73)    (.52)    (.32)    (.64)    (.96)   28.22    (1.68)     678     1.51        .72
Period from 3/15/2001
   to 4/30/2001        28.32    (.02)    1.40     1.38    -       -       -       29.70     4.87       36      .23       (.07)

Class F:
Year ended 4/30/2003   28.33     .53    (4.34)   (3.81)    (.53)    (.04)    (.57)   23.95   (13.42)     899      .74       2.24
Year ended 4/30/2002   29.79     .42     (.72)    (.30)    (.52)    (.64)   (1.16)   28.33     (.89)     444      .78       1.46
Period from 3/15/2001
   to 4/30/2001        28.37     .01     1.41     1.42    -       -       -       29.79     5.01       16      .12        .04

Class 529-A:
Year ended 4/30/2003   28.36     .54    (4.35)   (3.81)    (.54)    (.04)    (.58)   23.97   (13.38)     199      .70       2.29
Period from 2/15/2002
   to 4/30/2002        27.71     .04      .75      .79     (.14)   -        (.14)   28.36     2.82       49      .16        .14

Class 529-B:
Year ended 4/30/2003   28.34     .32    (4.35)   (4.03)    (.36)    (.04)    (.40)   23.91   (14.18)      53     1.62       1.36
Period from 2/19/2002
   to 4/30/2002        27.25    (.01)    1.22     1.21     (.12)   -        (.12)   28.34     4.38       11      .30       (.02)

Class 529-C:
Year ended 4/30/2003   28.33     .32    (4.34)   (4.02)    (.36)    (.04)    (.40)   23.91   (14.18)      69     1.61       1.38
Period from 2/15/2002
   to 4/30/2002        27.71    (.01)     .75      .74     (.12)   -        (.12)   28.33     2.65       15      .32       (.03)

Class 529-E:
Year ended 4/30/2003   28.34     .45    (4.35)   (3.90)    (.48)    (.04)    (.52)   23.92   (13.73)       9     1.08       1.92
Period from 3/1/2002
   to 4/30/2002        28.59     .01     (.13)    (.12)    (.13)   -        (.13)   28.34     (.44)       1      .17        .04

Class 529-F:
Period from 9/16/2002
   to 4/30/2003        23.98     .32      .10      .42     (.40)    (.04)    (.44)   23.96     1.85        3  <F4>.82   <F4>2.25

Class R-1:
Period from 5/29/2002
   to 4/30/2003        28.52     .32    (4.46)   (4.14)    (.42)    (.04)    (.46)   23.92   (14.50)       8
                                                                                                         <F4><F5>1.51   <F4>1.50

Class R-2:
Period from 5/31/2002
   to 4/30/2003        28.46     .33    (4.40)   (4.07)    (.47)    (.04)    (.51)   23.88   (14.29)      96
                                                                                                         <F4><F5>1.47   <F4>1.58

Class R-3:
Period from 6/4/2002
   to 4/30/2003        27.81     .41    (3.74)   (3.33)    (.51)    (.04)    (.55)   23.93   (11.94)     125
                                                                                                         <F4><F5>1.09   <F4>1.95

Class R-4:
Period from 5/20/2002
   to 4/30/2003        28.78     .51    (4.74)   (4.23)    (.56)    (.04)    (.60)   23.95   (14.66)      71
                                                                                                          <F4><F5>.73   <F4>2.32

Class R-5:
Period from 5/15/2002
   to 4/30/2003        28.84     .57    (4.78)   (4.21)    (.60)    (.04)    (.64)   23.99   (14.57)     230  <F4>.41   <F4>2.51


<F1> Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

<F2> Year ended 1999 is based on shares outstanding on the last day of the year;
all other periods are based on average shares outstanding.

<F3> Total returns exclude all sales charges, including contingent deferred sales charges.

<F4> Annualized.

<F5> During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such
fees, expense ratios   would have been 1.71%, 1.78%, 1.11% and .74% for classes
R-1, R-2, R-3 and R-4, respectively.


                                                      Year ended April 30
                                                   2003  2002  2001  2000  1999
Portfolio turnover rate for all classes of shares   21%   22%   25%   26%   28%


Report of independent accountants

To the Board of Directors and Shareholders of Washington Mutual Investors Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

(signature PricewaterhouseCooper)

Los Angeles, California May 30, 2003


Tax information (unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended April 30, 2003, the Fund paid a long-term capital gain distribution of $75,983,000.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Fund from net investment income from January 1 through the end of the Fund's fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, all of the dividends paid by the Fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 1% of the dividends paid by the Fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the Fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2004 to determine the calendar year amounts to be included on their 2003 tax returns. Shareholders should consult their tax advisers.

Other share class results (unaudited)

Class B, Class C, Class F and Class 529

Returns for periods ended March 31, 2003 (the most recent calendar quarter):

                                                          1 year   Life of class

Class B shares
Reflecting applicable contingent deferred sales
  charge (CDSC), maximum of 5%, payable only
  if shares are sold within six years of purchase         -26.29%  <F1>-2.31%
Not reflecting CDSC                                       -22.48%  <F1>-1.47%

Class C shares
Reflecting CDSC, maximum of 1%, payable only if
  shares are sold within one year of purchase             -23.30%  <F2>-9.19%
Not reflecting CDSC                                       -22.54%  <F2>-9.19%

Class F shares3
Not reflecting annual asset-based fee charged
  by sponsoring firm                                      -21.93%  <F2>-8.45%

Class 529-A shares
Reflecting 5.75% maximum sales charge                     -26.39% <F4>-20.12%
Not reflecting maximum sales charge                       -21.89% <F4>-15.79%

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%, payable
  only if shares are sold within six years of purchase    -26.41% <F5>-18.40%
Not reflecting CDSC                                       -22.61% <F5>-15.40%

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only if shares
  are sold within one year of purchase                    -23.34% <F4>-16.51%
Not reflecting CDSC                                       -22.58% <F4>-16.51%

Class 529-E shares<F3>                                    -22.21% <F6>-19.00%

Class 529-F shares<F3>
Not reflecting annual asset-based fee charged by
  sponsoring firm                                          -      <F7>-5.63%


<F1> Average annual compound return from March 15, 2000, when Class B shares were first sold.

<F2> Average annual compound return from March 15, 2001, when Class C and Class
F shares were first sold.

<F3> These shares are sold without any initial or contingent deferred sales charge.

<F4> Average annual compound return from February 15, 2002, when Class 529-A and
Class 529-C shares were first sold.

<F5> Average annual compound return from February 19, 2002, when Class 529-B shares were first sold.

<F6> Average annual compound return from March 1, 2002, when Class 529-E shares were first sold.

<F7> From September 16, 2002, when Class 529-F shares were first sold.

Board of Directors and Directors Emeritus


Independent Directors
                                                                              Number
                                                                             of port-
                             Year                                             folios
                             first                                            within
                            elected                                          the Fund
                               a                                            complex<F2>
                           Director                                          on which
                            of the  Principal occupation(s)                  Director
Name and age               Fund<F1> during past five years                    serves    Other directorships<F3> held

Cyrus A. Ansary, 69          1983   President, Investment Services               3      JPMorgan Value Opportunities Fund
                                    International Co. LLC (holding company
                                    for various operating entities)

Charles A. Bowsher, 71       2001   Retired Comptroller General of the           1      DeVry Inc.; SI International, Inc.
                                    United States

Daniel J. Callahan III, 70   1997   Vice Chairman and Treasurer, The             3      JPMorgan Value Opportunities Fund;
                                    Morris & Gwendolyn Cafritz Foundation               WGL Holdings, Inc.

Edward W. Kelley, Jr., 71    2002   Retired Governor, Federal Reserve Board      1      Security Capital Corp.

James C. Miller III, 60      1992   Chairman, The CapAnalysis Group, LLC         3      Atlantic Coast Airlines Holdings, Inc.;
                                    (economic, financial and regulatory                 JPMorgan Value Opportunities Fund
                                    consulting); Former Counselor,
                                    Citizens for a Sound Economy

Katherine D. Ortega, 68      2002   Former Treasurer of the United States        3      JPMorgan Value Opportunities Fund;
                                                                                        The Kroger Co.; Rayonier Inc.

J. Knox Singleton, 54        2001   President and Chief Executive Officer,       1      Healthcare Realty Trust, Inc.
                                    INOVA Health System

T. Eugene smith, 72          1987   President, T. Eugene smith, Inc.             3      JPMorgan Value Opportunities Fund
                                    (real estate consulting,
                                    planning, and development)

Leonard P. Steuart, II, 68   1997   Vice President, Steuart Investment           3      JPMorgan Value Opportunities Fund
                                    Company (real estate investment
                                    and operation)


Interested Directors<F4>
                                                                              Number
                             Year                                            of port-
                             first                                            folios
                            elected                                           within
                           Director                                          the Fund
                              of                                            complex<F2>
                            officer                                          on which
Name, age, and              of the  Principal occupation(s)                  Director
position with Fund         Fund<F1> during past five years                    serves    Other directorships3 held

Fred J. Brinkman, 74         1997   Senior Financial Consultant, Washington      1      None
Director                            Management Corporation

James H. Lemon, Jr., 67      1971   Chairman of the Board and Chief              3      JPMorgan Value Opportunities Fund
Chairman of the Board               Executive Officer, The Johnston-Lemon
                                    Group, Incorporated (financial
                                    services holding company)

Harry J. Lister, 67          1972   President and Director, Washington           3      JPMorgan Value Opportunities Fund
Vice Chairman of the Board          Management Corporation

Jeffrey L. Steele, 57        2000   Executive Vice President and                 3      JPMorgan Value Opportunities Fund
President                           Director, Washington Management
                                    Corporation; Former Partner, Dechert
                                    Price and Rhoads


Directors Emeritus

Stephen Hartwell, Chairman Emeritus       John A. Beck      Stephen G. Yeonas


We are sad to report that Charles T. Akre passed away on December 26, 2002 and Dr. Nathan A. Baily passed away on March 29, 2003. Mr. Akre had been a member of the Fund's Board of Directors from February 15, 1960 until July 15, 1982 and thereafter served as Director Emeritus. Dr. Baily served on the Board from July 15, 1959 until March 18, 1993 and thereafter served as Director Emeritus. Their wise counsel and friendship will be greatly missed.

Advisory Board and other officers


Advisory Board members
                                                                              Number
                                                                             of port-
                                                                              folios
                                                                              within
                                                                             the Fund
                           Year                                               complex
                           first                                             on which
                          elected                                            Advisory
                            to                                                 Board
                          Advisory  Principal occupation                      member
Name and age             Board<F1>  during past five years                    serves    Other directorships3 held

Mary K. Bush, 55           1995     President, Bush & Company (international     1      Brady Corporation; Millennium
                                    financial advisory services)                        Chemicals, Inc.; Mortgage
                                                                                        Guaranty Insurance Corporation;
                                                                                        Pioneer Funds; R.J. Reynolds
                                                                                        Tobacco Holdings, Inc.

Louise M. Cromwell, 58     2001     Senior Counsel, Shaw Pittman                 1      None

C. Richard Pogue, 66       2001     Retired Executive Vice President,            1      FAM Equity-Income Fund; FAM
                                    Investment Company Institute                        Value Fund

Linda D. Rabbitt, 54       2001     President, Rand Construction Corporation     1      None

William J. Shaw, 57        2001     President and Chief Operating Officer,       1      Marriott International, Inc.
                                    Marriott International, Inc.


Other officers


                           Year
                           first
                          elected
                            an
                          officer
Name, age and             of the
position with Fund       Fund<F1>   Principal occupation(s) during past five years

Howard L. Kitzmiller, 72   1983     Director, Senior Vice President, Secretary, and Assistant Treasurer, Washington Management
Senior Vice President,              Corporation
Secretary, and Treasurer

Ralph S. Richard, 84       1953     Director, Vice President, and Treasurer, Washington Management Corporation
Vice President

Lois A. Erhard, 50         1983     Vice President, Washington Management Corporation
Vice President

Michael W. Stockton, 36    1995     Vice President, Assistant Secretary, and Assistant Treasurer, Washington Management
Corporation
Assistant Vice President,
Assistant Secretary, and
Assistant Treasurer

J. Lanier Frank, 42        1997     Assistant Vice President, Washington Management Corporation
Assistant Vice President

Ashley L Shaw, 345         2000     Assistant Secretary, Washington Management Corporation; Former Attorney/Law Clerk
Assistant Secretary

The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge upon request by calling
American Funds Service Company at 800/421-0280. The address for all Directors,
Advisory Board members, and officers of the Fund is  1101 Vermont Avenue, NW,
Washington, DC 20005, attention: Fund Secretary.

<F1> Directors, Advisory Board members, and officers of the Fund serve until their resignation, removal, or retirement.

<F2> In each instance where a Director of the Fund serves on other Funds affiliated with The American Funds Group, such service is as a Trustee of The
Tax-Exempt Fund of Maryland and   The Tax-Exempt Fund of Virginia; both are
portfolios of The American Funds Tax-Exempt Series I.

<F3> This includes all directorships other than those in The American Funds
Group that are held by each Director or Advisory Board member as a director of a
public company or a   registered inves(tm)ent company.

<F4> "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund's Business Manager, Washington Management Corporation.

<F5> Ashley L. Shaw is the daughter of James H. Lemon, Jr.


Offices

Offices of the Fund and
of the business manager
Washington Management Corporation
1101 Vermont Avenue, NW Washington, DC 20005-3585
202/842-5665

Investment adviser
Capital Research and
Management Company
333 South Hope Street Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent
American Funds Service Company
(Please write to the address nearest you)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue New York, NY 10017-2070

Counsel
Thompson, O'Donnell, Markham,
Norton & Hannon
1212 New York Avenue, NW
Washington, DC 20005-3987

Independent auditors
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Washington Mutual Investors Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.07%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the Fund. As a result, dividends and investment results will differ for each share class.

This report is for the information of shareholders of Washington Mutual Investors Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund. If used as sales material after June 30, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

For information about your account or any of the Fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company at 800/421-0180 or visit us at americanfunds.com. Please read the prospectus carefully before you invest or send money.

(logo Americn Funds)

The right choice for the long term(R)

(Washington Mutual Investors Fund Logo)

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665

The Capital Group Companies

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

WMIF-011-0603W (recycle logo) Printed on recycled paper

Item 2 - Code of Ethics

Disclosure of Item 2 not yet effective

Item 3 - Audit Committee Financial Expert

Disclosure of Item 3 not yet effective

Item 4 - Principal Accountant Fees and Services

Disclosure of Item 4 not yet effective

Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant

Item 8 - Reserved

Item 9 - Controls and Procedures

     (a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

(a)     Disclosure of Item 10(a) not yet effective

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Section 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

(Registrant) Washington Mutual Investors Fund, Inc.

By (Signature and Title)


/s/ Harry J. Lister
Harry J. Lister, Vice Chairman and Principal Executive Officer

Date:    July 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/S/ Howard L. Kitzmiller
Howard L. Kitzmiller, Senior Vice President, Secretary and Treasurer

Date:    July 8, 2003

By (Signature and Title)


/s/ Harry J. Lister
Harry J. Lister, Vice Chairman and Principal Executive Officer

Date:    July 8, 2003